Exhibit 99.1

A Best-in-Class Building Product Solutions Platform INVESTOR PRESENTATION January 2021

Disclaimer This presentation is being furnished solely for the purpose of considering a potential transaction involving Juniper Industrial Holdings, Inc. (“Juniper”) and Janus International Group, LLC (“Janus”). Any securities of Juniper to be offered in any transaction contemplated hereby have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Acts”), or any applicable state or foreign securities laws. Although the information contained herein is believed to be accurate, each of Juniper and Janus (as well as each of their respective directors, officers, shareholders, members, partners and representatives), expressly disclaims liability for, and makes no expressed or implied representation or warranty with respect to, any information contained in or omitted from this presentation, or any other information or communication (whether written or oral) transmitted to any prospective investor. Only those representations and warranties made in a definitive agreement with any person shall have any legal effect. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The recipient of this presentation acknowledges that it is (a) aware that United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing and selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities and (b) that the recipient will neither use, nor cause any third party to use this investor presentation or any information contained herein in violation of the Securities Exchange Act of 1934, as amended, including, without limitation, Rule 10b-5 thereunder. Use of Projections and Financial Information and Forward-Looking Statements This presentation contains financial forecasts relating to the anticipated future financial performance of Janus, Juniper and the combined company. For example, projections of future Adjusted EBITDA and Adjusted EBITDA Margin and other metrics are forward-looking statements. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “estimates.” “seeks,” “projects,” “targets,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Such financial forecasts constitute forward-looking information, are for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Actual results may differ materially from the results contemplated by the financial forecasts contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Any forward-looking statements that we make in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. All of the forward-looking statements herein are qualified by these cautionary statements. Financial Information This presentation also includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation and are subject to significant inherent limitations. The non-GAAP measures presented herein not be comparable to similar non-GAAP measures presented by other companies. Janus believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Janus’s financial condition and results of operations. Janus believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Janus’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Disclaimer (Cont’d) Important Information For Investors and Shareholders In connection with the proposed business combination, Juniper intends to file a proxy statement / prospectus on Form S-4 with the SEC. The definitive proxy statement / prospectus and other relevant documents will be sent or given to the shareholders of Juniper and will contain important information about the proposed business combination, information about Janus and related matters. Juniper shareholders and other interested persons are advised to read, when available, the proxy statement / prospectus in connection with Juniper’s solicitation of proxies for the meeting of shareholders to be held to approve the business combination because the proxy statement / prospectus will contain important information about the proposed business combination. When available, the definitive proxy statement / prospectus will be mailed to Juniper shareholders as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain copies of the proxy statement / prospectus, without charge, once available, at the SEC’s website at www.sec.gov Participants in Solicitation Juniper, Janus and their respective directors and officers may be deemed participants in the solicitation of proxies of Juniper’s shareholders in connection with the proposed business combination. Juniper shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Juniper in Juniper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Additional information will be available in the definitive proxy statement / prospectus when it becomes available. No Offer or Solicitation This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Today’s Presenters Ramey Jackson Chief Executive Officer, Janus Scott Sannes Chief Financial Officer, Janus Roger Fradin Chairman, Juniper Brian Cook Chief Executive Officer, Juniper 20+ years experience Joined Janus in 2002 Seasoned self-storage executive with deep customer relationships developed over 20+ years in the sector Previously served as regional sales manager at DBCI and Atlas as well as VP of Sales & Marketing at Janus Established track record of achieving growth through the pursuit of new strategic business opportunities 20+ years experience Joined Janus in 2015 20+ years of highly diverse business experience on both national and international levels Previously served as CFO of Ajax (acquired by Fomas), Controls Southeast (acquired by Ametek), and Polyester Fibers 20+ years of experience with PE portfolio companies 40+ years experience Renowned diversified industrial operating executive Unique blend of entrepreneurial growth culture and large cap best-in-class process and productivity discipline Former Honeywell Vice Chairman and CEO of Automation & Control Solutions (2000-2014); delivered almost 800% total shareholder return during tenure Helped lead an entrepreneurial team at Pittway Corporation, which grew revenue from sub-$50MM to ~$2Bn Board member of Dave Cote / Goldman SPAC for Vertiv transaction Public boards: Resideo (Chairman); L3Harris; Vertiv 20+ years experience Years of experience within mergers, acquisitions, business development, and strategic planning across a wide range of industrial verticals Robust network of relationships with private equity firms, investment banks, and industrial executives Deep strategic planning experience and track record in execution Led the execution of over 60 buy- and sell-side transactions at Honeywell

Janus Will be Supported by Best-in-Class Sponsorship The self-storage industry and Janus specifically was identified early (pre-COVID) as attractive by the Juniper team Shareholders with Aligned Interests to Continue to Achieve Success Investing $22MM into the PIPE Leading provider of self-storage, commercial and access control technology solutions Clear market leader and ideally positioned to capitalize on industry tailwinds Strong projected organic growth supported by continued breakthrough innovation Inorganic growth – numerous actionable opportunities in a fragmented space Robust cash flow profile Proven management team committed to taking the business to the next level Management team with extensive operating capabilities and track record of identifying market-leading technologies Highly-visible, well-known industrial professionals that have worked together for 16+ years Track record of identifying attractive industrial platforms Brings proven Honeywell playbook (~800% total shareholder return during tenure) Juniper actively desirous of investing in self-storage space pre-COVID Leading investment firm founded in 2006 operating integrated businesses across private equity, credit and other related strategies with ~$25Bn of assets under management Clearlake partners with world-class management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® Long track record of investing and creating shareholder value in technology and industrial businesses Prior SPAC experience: ConvergeOne was acquired by Clearlake in 2014 and went public in early 2018 Select Industrial and Technology Investments

Why We Believe Janus Is a Good Investment Opportunity to own a self-storage / commercial platform with a great position in a great industry… for an attractive valuation $622MM FY2021E Sales (1) Attractive Industry Self-storage Growing participation from institutional operators; Janus is a clear market leader New capacity required to alleviate supply vs. demand imbalance driving 90% utilization Massive renovation need with 60% of the installed capacity over 20+ years old Nascent market for “smart” facility and wireless technology; Nokē is the first mover Commercial Large warehouse build-out driven by e-commerce growth; Janus poised to gain share 10.3% 3-Year Forward Sales CAGR (2) Uniquely Positioned Clear market leader uniquely positioned for: – Renovations and retrofit projects – Smart facility technology – New facility projects Deep customer relationships; integrated at each point in a facility’s lifecycle Only industry player with a nationwide manufacturing and installation network Core competence in executing accretive M&A Best-in-class financial profile with 25% EBITDA margins (3) and ~95% free cash flow conversion Resilient business model performed well in 2008 / 2009 recession and through COVID-19 pandemic Founded by a proven management team 26.0% FY2021E Adj. EBITDA Margin (3) Value Creation Potential Asset scarcity value Upside with penetration of proprietary smart technology International markets decades behind the US in self-storage development Recently completed investments will enable share gain in the large commercial door market Continued M&A in core and adjacent markets Strong balance sheet with sensible leverage Asset-light business model with high FCF Attractive valuation versus peers Long track record of consistent growth Notes: 1. Based on management forecast 2. Based on 2020E sales of $549MM and 2023E sales of $736MM, per management forecast 3. Excludes any incremental public company costs; adjusted EBITDA margin is a non-GAAP financial measure

Janus: Premier Industrial Company Investment Opportunity 1 Janus is a best-in-class industrial / industrial technology company – Janus has delivered strong, double-digit growth for years, as well as top-tier margins and exceptional cash flow generation – This is reflective of its leading market position, bespoke solutions, and high customer engagement and ROI – A strong secular growth backdrop (aging installed base and current capacity dynamics) and new market opportunities provide a highly favorable growth outlook 2 Significant opportunity to drive enhanced financial performance following Juniper’s well-tested gameplan from Honeywell and further leveraging Clearlake’s O.P.S.® framework – Bundling products and services and growing content per square foot with customers are a few near-term organic growth opportunities – Implementing a Honeywell-type operating system to execute identified cost and pricing strategies, supply chain / footprint opportunities, sourcing technologies, and other key improvement actions will provide a robust, tried and tested framework for margin enhancement 3 As a public company with a strong balance sheet, Janus will have the ability to supercharge growth via a well-defined M&A strategy – M&A is a key feature of Janus’s DNA given its historical track record of identifying and integrating highly accretive acquisitions – Management has identified potential targets in core and adjacent markets (both product and geography expansions) as well as complimentary technology assets – Janus’s pipeline of M&A opportunities provides an additional tool for the Company to reach $1bn in sales in the coming years 4 Moreover, Janus has a unique layer of additional growth and technology given the significant opportunity with Nokē – Nokē is a proprietary locking system that is re-defining access control and facility management through wireless solutions – Nokē will provide an accelerant to Janus’s customer value proposition, growth, and margin profile

In Self-Storage Alone, Nokē Is a $1 Billion Opportunity Janus is driving adoption of Nokē in self-storage Proprietary Locking Systems On door placement ideal for renovation projects Award-winning, internal smart lock 120 Installation Projects Since Launch 60% Sales growth through 2023E Recurring Revenue Ongoing service revenue opportunity Nokē Represents a Significant New Revenue Stream for Janus Large Market Opportunity Janus & Nokē Revenue Opportunity Factors Driving Adoption $ in MM U.S. Self-Storage ~55,000 Facilities 440 Operator Profit Enhancement Premium rental rates Remote facility management Average # of ~400 330 Units / Facility Reduced labor cost Enhanced tenant management / security Nokē $ 220 Additional facilities ~$200 Content / Unit technologies (thermal imaging, fire sensing, etc.) Assumed in Janus 110 Consumer Demand Pull Assumed Market Projections (1) 20% Strong demand for enhanced Penetration Rate unit security and safety with 46 remote monitoring 24-hour unit access Estimated Market ~$1Bn ~1.0% 2.5% 5.0% 7.5% 10.0% Opportunity Ability to easily share key Penetration Sources: Management Estimates and Self Storage Almanac Note: 1. Based on projected 2023E Nokē sales (excluding HD Padlock)

Transaction Overview Summary of proposed terms of transaction and timing (1) Juniper Industrial Holdings, Inc. (“JIH”) proposes to enter into a business combination with Janus International Group, LLC (“Janus”) Transaction Form S-4 proxy statement / prospectus expected to be filed in 1Q21 and closing as soon as practical thereafter Structure Subject to customary closing conditions including shareholder and regulatory approvals Transaction valued at a pro-forma enterprise value of approximately $1.93 billion (11.9x 2021E Adj. EBITDA of $162 million) (2)(3) Valuation Represents attractive entry multiples relative to peer group metrics Capital Transaction expected to be funded through a combination of $348 million cash held in trust and $250 million of PIPE proceeds Structure Pro-forma net leverage of ~3.5x based on 2021E Adj. EBITDA of $162 million (3) In the transaction, existing Janus shareholders are expected to roll ~59% of existing equity stake and will own ~51% of the combined business Public equity holders of JIH are expected to own ~26% of the combined business Change to PIPE Investors are expected to own ~18% of the combined business Shareholder – Individuals associated with JIH will invest $22 million into the PIPE Ownership JIH sponsors are expected to own ~5% of the combined business (4) – JIH sponsor shares will be subject to an equity lock-up, terminated only under certain conditions Notes: 1. Assumes no redemptions by public shareholders in connection with the transaction 2. Reflects enterprise value at listing at valuation of $10.00 / share 3. Adjusted EBITDA is a non-GAAP financial measure. Excludes any incremental public company costs 4. Ownership shown excludes an earn-out on $20MM of founder shares contingent upon achieving share price targets; $4MM at a share price of $11.50 and $16MM at a share price of $12.50

Company Overview

Janus: A Best-in-Class Building Product Solutions Platform #1 in custom building product solutions and access control technologies for the self-storage and commercial industrial markets By The Numbers 20% Average Revenue Growth Since 2010 (1) 10,000 Active Customers ~26% Adj. EBITDA Margins (2) ~95% Free Cash Flow Conversion (3) 1 50% Estimated Share in Fastest Growing Institutional Market 6 Successfully Integrated Acquisitions Since 2016 Why Janus Wins Only global supplier of turnkey Differentiated solution-oriented model providing 1 2 building product solutions seamless service with a reputation for excellence Sole-sourced projects with the largest players in First mover in unique smart access control and 3 4 the self-storage category facility management technology Attractive and Diversified Business Mix Business Has Nearly Doubled Since 2016 (1) $ in MM Interior Self-Storage Resilience through COVID Betco (Exterior Self- Reported Revenue Storage Solutions) Solutions: ~65% 12% 565 549 CAGR (%) 485 Commercial 386 +17% New Reported 23% Construction 294 38% +10% Organic Replacement, Remix & Renovation (“R3”) 27% FY16A FY17A FY18A FY19A FY20E Source: Company materials Notes: 1. Historical financials are as reported; historical organic growth CAGRs are pro forma for acquisitions of AS&D, ASTA, Betco, Nokē, and Steel Storage Australasia; 2. Excluding any incremental public company costs; 3. FCF Conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA

A Unique Growth Story ïƒ How Janus Doubled Since 2016 Strong organic growth compounded with disciplined M&A that has diversified and enhanced the Janus platform Revenue Growth Breakdown (1) $ in MM 549 Disruptive Technology 105 Platform Six deals 150 294 CAGR (%) +17% Reported +10% Organic 2016A Organic M&A 2020E Strong Organic Growth Janus developed the R3 category for self-storage – $84MM in 2016 ïƒ $151MM in 2020E – Aging installed base with ~60% of facilities 20 years old Commercial is a large addressable market where Janus is underpenetrated and gaining share New construction market driven by ongoing industry supply-demand imbalance that is driving 90% utilization Organic Growth CAGR by Business Since 2016 Platform Enhancing M&A Track record identifying, executing, and integrating acquisitions to support strategic growth Highly accretive M&A strategy: (i) diversification into attractive adjacencies (ii) geographic expansion (iii) technological innovation 6 transactions closed since 2016 M&A Since 2016 Rationale New Capability Growth 16% 16% 5% Commercial R3 New Construction Technological Access Innovation Control Commercial Attractive Roll-Up Adjacency Steel Doors Attractive Exterior Building Adjacency Product Solutions U.K. & Geographic Australasia Expansion PTI Australasia Pty Ltd Footprint Note: 1. Acquired revenue reflects LTM revenue at time of acquisition. Revenue growth after acquisition reflected as organic growth

Multiple Levers for Further Value Creation Growth strategies enabled by differentiated underlying business fundamentals Well Positioned #1 Great position in a great industry 1 Market leader in custom building product solutions for self-storage and commercial industrial markets Management estimates over 50% market share in self-storage for North America Full facility lifecycle partner Broadest product offering National manufacturing footprint and proprietary installation network Entrenched customer relationships 2 First mover advantage in wireless solutions for access control and facility management 3 Attractive end-markets with secular growth, which COVID-19 has accelerated 4 Proven management team with a long track record driving growth and value creation Robust Growth Ahead Significant earnings and margins 5 Continued topline growth and margin expansion forecasted R3 is revitalizing an installed base that is 20+ years old Rapidly accelerating Nokē adoption New construction required to relieve prevailing industry capacity utilization International growth in early innings Capitalizing on recent investments in commercial doors to drive share gains 6 Asset-light business model with best-in-class cash flow generation (~95% conversion) 7 Uniquely positioned for future M&A growth Compelling Risk Reward Multiple levers to create value 8 Prudent capital structure with the ability to rapidly de-lever to position the company for further growth and M&A 9 Superior financial metrics leads to a compelling valuation discount to peers

Market Leader in Custom Building Product Solutions Purpose-built over ~20 years as a differentiated solutions provider to self-storage… now replicating the playbook in commercial Our Markets Markets Size Growth Self-Storage (1) $1.5Bn Mid-Single Digit North America Smart Entry / Nokē (2) ~$1.0Bn Double Digit North America Commercial (3) ~$2.8Bn Mid-Single Digit Global Our Unique Position Self-Storage Commercial Institutional Facility Non-Institutional Rolling Doors Janus is the market leader in Janus is the market leader in Janus is gaining share in institutional self-storage non-institutional self-storage a large market Others 5% 20% Others 45% 55% 80% Others 95% Sources: Industry Consultant, Industry Report, and Management Estimates Notes: 1. Management estimate for doors, components, and other products offered to the self-storage industry; 2. Estimated Nokē addressable market based on 20% penetration rate of U.S. self-storage units; 3. Global high-performance rolling door market

Full Lifecycle Partner Highly integrated with customers at each phase of a project across the planning, construction, security, and renovation Facility plan Integrated in customer planning cycles ` Facility planning Delivers design consultation and industry-leading architectural network Critical to optimizing unit economics Construction Industry leading self-storage products ` GC and installation network Trusted Speed and certainty of construction ï¬ Industry leading access control technology platform Access Control ` New construction and retrofit Attractive recurring revenue opportunity Replacement, Remix, Replace damaged or end-of-life products ` & Renovation (R3) Remix to optimize facility economics Renovate to refresh / rebrand locations Integrated into the facility planning / renovation process, where Janus’ products are spec’d-in (often on a sole source basis) Trusted network of GCs and installers who specialize in Janus solutions ensure projects are completed with speed and certainty R3 platform serves as the “one-stop-shop” to revitalize, enhance, and improve the economics of aging self-storage assets

End-to-End Customer Solutions for Self-Storage Proven ability to methodically grow revenue per square foot 6 14 17 16 11 12 13 Nokē smart lock systems provide unique 15 wireless access control and security technologies to self-storage operators Proven Track Record of Growing Janus’ Content Per Square Foot ~$2.50 ~$4.65 ~$7.85 2002 2018 Today / Sq. Ft / Sq. Ft / Sq. Ft 1 Roll-Up Doors 2 Faux Doors 3 Faux Windows 4 Swing Doors 5 Movable Additional Storage Structures Products Hardware & 6 7 Mezzanine Systems 8 Hallway Systems Accessories Internal Hallway Soffit Ceiling Systems 9 Locker Systems 10 and Integrated Light Fixtures Diamond Plate 11 Filler Panels 12 13 Door Locks Systems and Wainscotting Components Non-Structural Galvanized Angles and 14 15 Unit Partitions Mitered Corner Guard Wireless Nokē Volt – 2017 Rollout Nokē One – 2020 Rollout 16 17 Solutions (Interior Solution) (Exterior Solution) Pre-Work Visit & Site Drawings Installation Value-Added Measuring Services General Contracting Project Management 3rd Party Security Recent Diversifying Acquisition Product Not Shown in Diagrams

Broadest Product and Solutions Offering Nationwide manufacturing and installation network enables Janus to be “local” to its customers Broadest Product and Solutions Offering (1) Top 5 Players Player A Player B Player C Player D North North Western Location International International America America U.S. Manage Third Party Installation Architect Drawings / GC Ref. R3 Program Self-Storage Doors Hallway Systems Relocatable Systems Electronic Locks Commercial Doors Note: 1. For additional information regarding the product offerings listed here, please reference the additional detail provided in Appendix B of this presentation Strong Moderate Limited None Largest Manufacturing Network With Nationwide Installation Network North America Installation Network Janus provides installation services through a large network of best-in-class, trusted 3rd party installers – Largest network in the industry – 135 installation companies – ~20 year average relationship Installers are paid on a “per door” basis and incentivized to select quick install products – Janus’ products are installed ~2x faster than competitors products 7 manufacturing facilities with the ability to Installation capabilities in all 50 states serve all key markets nationally Europe Australia Janus’ current manufacturing and distribution footprint enables the company to serve customers globally, minimize lead times, and reduce freight expenses

Provider of Mission Critical Self-Storage Solutions Small portion of facility cost, but high cost of failure Operators Partner With Janus for its Quality and Reliability Installation of Janus’ products is typically the final action before a self-storage unit can generate rental income High cost of failure and small portion of overall facility cost results in customers placing a premium on efficiency and reliability Low incentive to switch suppliers, sole source arrangements Self-Storage CapEx Breakout (New Build) Interior Systems & Components 5-10% Other (e.g., Paving) 10% Roofing 15% Structure / Building 25% Labor 40% Note: 1. Value-added sales include material, freight, and installation sales; material only includes material and freight sales. Includes Betco Janus Focuses on Value-Added Sales Janus provides value-added services, such as site pre-work planning, site drawings, installation and general contracting, project management, and 3rd party security Janus differentiates itself through on-time delivery, efficient installation, best-in-class service, and a reputation for high quality products Purchase decisions at the large, higher margin institutional accounts is driven in large part by value-added services and installation Janus Sales Breakdown (2019A) (1) Material Only Self-Storage Sales 17% Value-Added Self-Storage Sales 83%

Aging Facilities Require R3 to Remain Competitive Public Storage – Torrance, California Before After Public Storage was seeking an edge vs. competitors to retain and attract Situation customers in a competitive Torrance area market Janus’ Janus offered a total solutions package to renovate and modernize the Solution aging facility Since project completion, rental rates increased by ~56% over the Result (¹) following 5 years vs. an ~40% rental rate increase over the same period for a competing facility in the Torrance market Extra Space – Santa Ana, California Facility A Facility B Janus provided multiple R3 offerings to Public Storage situated across the street from Extra Space Situation Following R3, Public Storage was more appealing to customers, giving its marketing efforts an advantage over Extra Space Extra Space approached Janus for its own R3 project Janus completed a door replacement and installed new faux doors, Janus’ providing significant visual enhancements both inside and outside the Solution facility Both Extra Space and Public Storage have remained competitive following R3 projects, with rental rates increasing 33% and 24%, respectively, vs. Result (¹) an ~12% rental rate increase over the same period for a competing facility in the market Source: Industry consultant Note: 1. Rental rate increases based on monthly data available

Leading Capabilities in Commercial Door Solutions Janus Is Capitalizing On Recent Investments To Drive Growth Overview of Commercial Segment Janus competes within the metal commercial doors subsector, primarily composed of roll-up sheet, rolling steel and sectional doors In 2017, Janus acquired ASTA Industries to penetrate the rolling steel door market and has made a number of investments in this commercial unit to take market share from competitors as new machinery comes into operation. Key initiatives include: Completed relocation to a new manufacturing facility in Cartersville, GA in 2018 as well as expansion in 2020 Executing upon rolling steel growth strategy and purchased new equipment to broaden the current product offering Growth of distribution centers driven by Warehouses increasing e-commerce activity Manufacturing Both the overall size and doors per facility at new manufacturing facilities are expected to Facilities grow Commercial & Auto Shorter replacement cycle given high usage of Repair Facilities doors at repair facilities Product Offerings Commercial Roll-Up Sheet Doors Lighter Less durable Less expensive Easier to install than rolling steel doors Applications Key Highlights Commercial applications Serving this market since 2002 Pre-engineered buildings Developed the segment both organically and through M&A Rolling Steel Doors and ASTA Heavy-duty steel (18, 20, or 22 gauge) More durable Premium pricing relative to roll-up sheet doors Applications Key Highlights Commercial applications demanding Key growth avenue identified by greater durability Janus management Heavy industrial applications Acquisition of ASTA adds scale and manufacturing capabilities

Nokē is Re-Defining Facility Management Through Wireless Solutions Proprietary hardware and software that help businesses effortlessly manage their physical security “Smart locks” with patented Software solutions lock in Easy-to-implement technology, locking value, boost operator backbone where Nokē gets mechanisms, and productivity, and create integrated into a wireless connectivity business opportunity customer’s workflow Disrupting the conventional security market and developing a platform with multiple attractive adjacencies Lays groundwork for Janus to facilitate an enhanced wireless network within a self-storage facility

In Self-Storage Alone, Nokē Is a $1 Billion Opportunity Janus is driving adoption of Nokē in self-storage Proprietary Locking Systems On door placement ideal for renovation projects Award-winning, internal smart lock 120 Installation Projects Since Launch 60% Sales growth through 2023E Recurring Revenue Ongoing service revenue opportunity Nokē Represents a Significant New Revenue Stream for Janus Large Market Opportunity Janus & Nokē Revenue Opportunity Factors Driving Adoption $ in MM U.S. Self-Storage ~55,000 Facilities 440 Operator Profit Enhancement Premium rental rates Remote facility management Average # of ~400 330 Units / Facility Reduced labor cost Enhanced tenant management / security Nokē $ 220 Additional facilities ~$200 Content / Unit technologies (thermal imaging, fire sensing, etc.) Assumed in Janus 110 Consumer Demand Pull Assumed Market Projections (1) 20% Strong demand for enhanced Penetration Rate unit security and safety with 46 remote monitoring 24-hour unit access Estimated Market ~$1Bn ~1.0% 2.5% 5.0% 7.5% 10.0% Opportunity Ability to easily share key Penetration Sources: Management Estimates and Self Storage Almanac Note: 1. Based on projected 2023E Nokē sales (excluding HD Padlock)

Self-Storage is a Unique and Well Structured Market A favorable industry structure where Janus is the industry leader Overview of the Self-Storage Industry ~65% of Janus’ sales are attributable to the interior self-storage solutions market Self-storage is comprised of institutional and non-institutional facilities – Institutional facilities: o Multi-story, climate controlled facilities located in prime locations owned and/or managed by large REITs or returns-driven operators of scale o Primarily located in the top 50 U.S. MSAs – Non-institutional facilities: o Vast majority are single-story, non-climate controlled facilities located outside of city centers owned and/or managed by smaller private operators o Mostly located outside of the top 50 U.S. MSAs Favorable long-term macro trends (storable consumption per capita, population growth, and home ownership rates), supported by core drivers of self-storage needs, have propelled demand for self-storage in recent years In addition, operators of older facilities have been rapidly demanding replacement, remix, and renovation solutions to enhance aesthetics and offer new technologies in order to compete with new state-of-the-art institutional facilities Industry consolidation creates further R3 demand as acquired facilities are remodeled to conform branding to the acquirer’s colors, logos, and aesthetic Industry Structure Self-Storage Segment Share by Operator Type (by Sq. Ft. Owned & Operated) Other Operators Top REITs (1) 70% 30% ~55% ~80% Janus estimated Janus estimated share share Operators Non-institutional Institutional Sources: Industry Report and Self-Storage Almanac Note: 1. “Top REITs” include Public Storage, Extra Space Storage, CubeSmart, Life Storage, and National Storage as well as U-Haul

Our Self-Storage and Commercial Markets are Attractive and Growing Janus is uniquely advantaged to benefit from mega trends driving the self-storage and commercial markets Demand Trends Rising GDP in the US and Janus’ select international markets Increasing customer base and population density across MSAs Higher “storable” per capita consumption results in more physical goods per person Millennial behavior patterns (renting longer and moving more often) Recurring life events that drive the need for storage – New child, marriage, divorce, and death, among others Low interest rate environment Robust housing market Rising growth of e-commerce Conversion of brick-and-mortar stores Janus End-Market Outlook Self-Storage Commercial Doors Aging installed base renovation (~60% of facilities Work-from-Home and e-commerce driving are 20 years old) investment in warehouse/distribution networks Growth Need for new square footage with utilization Improve security, appearance, and energy Drivers sustained above 90% (operator target is ~85%) efficiency of commercial buildings Continued REIT M&A drives R3 demand Aging infrastructure in need of revitalization Market Mid-Single Digit Growth Mid-Single Digit Growth Growth Market Health Nokē Opportunity COVID-19 Impact “Simply Self Storage is a best-in-class company with “We expect to grow our fulfillment and logistics network significant potential for growth through future acquisitions in square footage by approximately 50% this year, which Market a highly fragmented sector…self-storage is a resilient sector includes significant additions to our fulfillment centers as Comments through economic cycles because of low tenant turnover” well as our transportation facilities” — Blackstone (October 2020) — Amazon (October 2020) Simply Self Storage Acquisition Press Release 3Q 2020 Earnings Call Source: Industry Reports

Increased demand has pushed industry utilization above already tight levels

Tight Self-Storage Market Driving a Need for Investment in Capacity Janus is positioned to benefit from all paths operators may take to alleviate current utilization constraints Self-Storage Capacity is Tight MM sq. ft. Approximately $1Bn Sales Opportunity (1) ~130MM sq. ft. of new capacity required Available 2,004 Capacity 1,878 Utilized Capacity ~91% ~85% Current Utilization Target Utilization Janus Positioned to Grow with Operator Capacity Additions Build Expand / Convert Buy & Upgrade Capacity Addition Options for Self- New greenfield facility Renovate and remix an existing Acquire an existing facility and Storage Operators building to add square footage renovate to add square footage Historically low interest rates High ROIC on renovations Market highly fragmented Favorable Drivers Robust housing market “Big Box” retailer conversions Continued REIT consolidation Janus Opportunity New construction R3 program R3 program October 2019 October 2020 Replacement, Remix Replacement, Remix & Renovation (“R3”) & Renovation (“R3”) Janus Backlog Evolution Interior Self-Storage New Construction New Construction Mix shift towards R3 observed in 2020 Sources: Management Estimates and Industry Reports Note: 1. Estimate based on $7.85 / sq. ft.

Proven Management Team with a Track Record of Success Leadership team in place to drive the next stage of Janus’ growth Executive Ramey Jackson Chief Executive Officer Joined Janus in 2002 Scott Sannes Chief Financial Officer Joined Janus in 2015 Morgan Hodges EVP, Technical Sales Joined Janus in 2002 Vic Nettie VP, Manufacturing Joined Janus in 2002 Pete Frayser VP, Sales & Estimating Joined Janus in 2016 Founder and Advisor David Curtis Founder and Advisor Background Seasoned self-storage executive with deep customer relationships developed over 20+ years in the sector; previously served as regional sales manager at DBCI and Atlas as well as VP of Sales & Marketing at Janus 20+ years of relevant industry experience Diverse business experience, both domestically and internationally; previously served as CFO of Ajax (acquired by Fomas), Controls Southeast (acquired by Ametek), and Polyester Fibers 20+ years of relevant industry experience Industry-renowned REIT “confidant”; extensive prior experience owning and operating a general contracting firm that constructed over 20 self-storage facilities 25+ years of experience in the self-storage industry Highly experienced in installation and production of commercial and self-storage products; previously served as a senior operations manager at DBCI 30+ years of relevant industry experience Newest member of the executive team and currently oversees sales & estimating across Janus portfolio companies 10+ years of relevant industry experience Background Founded Janus in 2002; widely considered as the pioneer of self-storage doors, having previously founded (1988) and sold (1995) DBCI 35+ years of experience in the commercial building and self-storage markets Continues to support Janus as an advisor

Management is Committed to Doubling Janus Again History of delivering organic and inorganic growth provides path to near term goal of $1Bn of annual high margin revenue Continuing a Long History of Consistent Growth (1) Revenue, $ in MM Near-term Goal: $1,000 Continued M&A 2010A – 2020E CAGR: 23% Noke adoption upside PTI Australasia Pty Ltd 736 685 Australasia 622 565 549 485 386 294 Europe 214 154 122 71 72 93 FY10A FY11A FY12A FY13A FY14A FY15A FY16A FY17A FY18A FY19A FY20E FY21E FY22E FY23E Janus has a long history of delivering robust and consistent organic and inorganic growth Management has projected 10% organic growth through 2023 Identified actionable bolt-on M&A in our core markets and attractive adjacencies Note: 27 1. Historical financials are as reported

Financial Overview

5 Continued Topline Growth Forecasted With Robust Margin Expansion Management has consistently grown the Janus platform Historical and Projected Revenue ($ in MM) & % Growth As Reported Revenue (1) Y-o-Y Growth (%) 736 685 622 565 549 485 386 FY17A FY18A FY19A FY20E FY21E FY22E FY23E 31% 26% 17% (3%) 13% 10% 8% Historical and Projected Adj. EBITDA ($ in MM) & EBITDA Margin (%) As Reported Adj. EBITDA (1) (2) % Margin 205 185 162 140 143 124 109 FY17A FY18A FY19A FY20E FY21E FY22E FY23E 28% 26% 25% 26% 26% 27% 28% Historical and Projected Capex ($ in MM) & % of Sales As Reported Capex (1) Includes expenditures on high return growth investments in commercial rolling steel door % of Sales capacity, real estate, and equipment 10 10 10 9 8 8 3 FY17A FY18A FY19A FY20E FY21E FY22E FY23E 1% 2% 2% 2% 2% 1% 1% Adj. EBITDA Less Capex ($ in MM) & % Conversion As Reported Adj. EBITDA – Capex (1) (2) Free Cash Flow Conversion (%) (3) 197 177 152 131 133 106 114 FY17A FY18A FY19A FY20E FY21E FY22E FY23E 97% 92% 94% 93% 94% 96% 96% Notes: 1. Historical financials are as reported and do not include any pro forma adjustments for historical M&A; projections exclude forecasted M&A; 2. Adjusted EBITDA is a non-GAAP financial measure; Adjusted EBITDA figures exclude any incremental public company costs; 3. Free Cash Flow Conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA

Recent Momentum Drives Confidence In Near-term Forecast Earnings have re-bounded to pre-COVID levels and future earnings underpinned by a strong pipeline / backlog Janus Quarterly Revenue Trajectory – 2019 and 2020 $ in MM, unless otherwise noted As Reported Revenue Steady Y-o-Y Impacts of Revenue Resumption Growth COVID Stabilized of Y-o-Y Growth 154 144 140 149 134 138 133 122 2020 Recovery Begins (~15% Q-o-Q growth) 1Q19 1Q20 2Q19 2Q20 3Q19 3Q20 4Q19 4Q20E Strong Pipeline and Backlog $600 million (1) Opportunity pipeline (All-Time High) As of September 2020 +12% year-over-year Nokē and new capabilities within Commercial are driving further momentum $220 million Project backlog As of September 2020 Stable year-over-year Faster backlog conversion observed Mix shift highlights Janus’ resilience Note: 1. Represents the opportunity pipeline for Janus’ interior self-storage offerings only

Janus is Firing on All Cylinders ~10.3% annual organic topline growth forecast through 2023 $ in MM, unless otherwise noted +$187MM 10.3% CAGR Upside potential from accelerated penetration 736 26 95 30 36 (1) 549 2020E Sales New R3 Betco Commercial 2023E Sales Construction ’16A-’19A Realized CAGR (2) 18.6% 17.9% 12.4% (3) 29.4% 24.4% ’20E-’23E Projected CAGR 5.4% 17.7% 13.4% 6.6% 10.3% ’20E-’23E Nokē CAGR 25.4% 127.2%—37.0% 69.2% Key Growth Drivers High utilization levels REIT M&A drives Janus platform Recent investments in Unique growth drivers: driving new investment ongoing re-branding leverage to drive commercial doors to ï€ Janus’ industry International markets and facility remix customer acquisition drive share gains leadership decades behind the Revitalization of aging and expansion Nokē product line ï€ Unique growth US in self-storage installed base introduction platforms (R3 / Nokē) Nokē Volt adoption Nokē One adoptionï€ International footprint Notes: 1. FY2020E revenue estimate excludes any PF adjustments for historical portion of the year; 2. Historical ’16A – ’19A sales CAGRs based on as reported sales figures and exclude any pro forma adjustments; 3. Betco ’16A – ’19A sales CAGR based on pre-acquisition Betco 2016 sales and pro forma 2019 sales including sales in portion of the year prior to acquisition

New Construction Forecast Deep Dive 2021E projected growth reflects a recovery from the impacts of COVID New Construction Revenue by Quarter – 2019 and 2020 (1) $ in MM, unless otherwise noted Janus Core International Nokē New Construction Projects Experienced Delays Due to COVID 4Q annualized 70 exceeds the 68 2021 forecast 0 1 10 62 7 1 58 60 57 7 2 1 1 51 10 1 8 6 8 42 1 4 61 59 54 51 48 48 42 37 1Q19 1Q20 2Q19 2Q20 3Q19 3Q20 4Q19 4Q20E New Construction Revenue by Year – 2019 to 2023 (1) $ in MM, unless otherwise noted Janus Core International Nokē COVID Recovery 258 4 237 246 29 228 12 8 10 210 46 6 42 38 30 Janus Core ’21E – ’23E CAGR 1.8% 226 182 186 188 174 2019A 2020E 2021E 2022E 2023E Note: 1. Historical financials are as reported; projections exclude forecasted M&A

R3 Forecast Deep Dive New Construction revenue is supplemented by incremental R3 shift and continued emergence of Nokē Smart Entry in R3 R3 Revenue by Quarter – 2019 and 2020 (1) $ in MM, unless otherwise noted Janus Core International Nokē Delays Due to COVID 41 43 40 1 0 0 4 5 4 34 34 34 34 0 1 0 1 3 30 4 4 4 0 3 36 36 36 31 30 29 28 27 1Q19 1Q20 2Q19 2Q20 3Q19 3Q20 4Q19 4Q20E R3 Revenue by Year – 2019 to 2023 (1) $ in MM, unless otherwise noted Janus Core International Nokē 246 221 35 25 186 31 13 28 151 26 138 3 1 18 14 180 168 130 148 123 2019A 2020E 2021E 2022E 2023E Note: 1. Historical financials are as reported; projections exclude forecasted M&A

Asset Light Business Model Drives Best-in-Class Cash Flow Generation Enabled by differentiated and stable margin profile and low capex requirements Free Cash Flow Drivers Premium pricing model: high value-in-use products; small portion of facility cost Proven cost pass-through: inflation offset with price, which is not “given back” Structural operating cost advantage: enabled by scale Low capex requirements: ~1.5% of revenue Minimal working capital requirements Average Free Cash Flow Conversion of ~94% High Free Cash Flow with Superior Free Cash Flow Conversion (1) $ in MM, unless otherwise noted 97.2% 91.6% 93.7% 93.0% 93.8% 95.6% 96.0% High return growth investments in new commercial rolling steel door capacity, real estate, and equipment refresh 197 177 152 131 133 114 106 FY17A FY18A FY19A FY20E FY21E FY22E FY23E FCF FCF Conversion Attractive cash flow funds deleveraging and strategic M&A Note: 1. Free Cash Flow defined as Adj. EBITDA – Capex; FCF Conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA; historical financial figures are as reported; projections exclude forecasted M&A; adjusted EBITDA is a non-GAAP financial measure; adjusted EBITDA figures used in FCF calculation exclude any incremental public company costs

M&A is a Core Competency for Janus Ten acquisitions completed since 2009 with a healthy pipeline of potential targets in place Proven Track Record of Successful M&A Management has a proven track record identifying, executing and integrating acquisitions to support strategic growth 6 acquisitions closed since 2016 Formalized corporate development function Highly accretive strategy focuses on the following priorities: – Portfolio diversification into logical adjacencies – Geographic expansion – Technological innovation Strong pipeline of acquisition targets with one deal under LOI Robust M&A Pipeline With Ample Inorganic Opportunities 5+ $500MM+ ~40 Bolt-on Deals Being Potential Near-Term Outstanding Targets Reviewed by Janus Incremental Revenue in M&A Pipeline Recent Momentum in M&A Activity Since 2016 Acquired in Aug-18 Acquired in Dec-18 Acquired in Dec-18 Expanded growing Provided an in-house Broadened Janus’ commercial door portfolio technology platform capabilities in Europe PTI Australasia Pty Ltd Australasia Acquired in Feb-19 Acquired in Jan-20 Acquired in Mar-20 Improved multi-story self Expanded global Accelerate Nokē adoption storage offerings automated product suite via distro relationships Highly Attractive Opportunities Adjacent High Priority Opportunities Bolt-Ons Focus Areas Self-Storage Interiors Warehousing Systems Commercial / Loading Docks Residential Exterior Doors Technology / Wireless Solutions

Prudent Capital Structure Ability to rapidly de-lever to position the company for further growth and M&A Illustrative Pro Forma Capitalization (1) Pro Forma Projected Interest $ in MM (December 2020E) Rates Cash $5MM Revolving Credit Facility ($50MM Capacity)—L + 200 bps 1st Lien Term Loan (2) $506MM L + 375 bps 1st Lien Amended Term Loan (B2) (2) $67MM L + 450 bps Total Debt $573MM 2021E Adj. EBITDA (3) $162MM Total Gross Debt / 2021E Adj. EBITDA 3.5x Total Net Debt / 2021E Adj. EBITDA 3.5x Projected Net Leverage Multiples 3.5x 3.1x No 2021 Debt Paydown (4) 2021 Excess Cash Flow Sweep 2.5x Pro Forma Dec. 2020E Pro Forma Dec. 2021E Proj. Net Leverage Proj. Net Leverage (x2021E Adj. EBITDA) (x2022E Adj. EBITDA) Notes: 1. Assumes no redemptions by public shareholders in connection with the transaction. Excludes impact of JIH warrants; balance sheet information in table projected as of the end of December 2020 and Adj. EBITDA is not inclusive of any incremental public company costs; 2. Based on assumed debt balance of ~$638MM as of the end of December 2020 in line with September 2020 ending balance, less $45MM of PIPE proceeds and $20MM of cash from balance sheet used to pay down debt, assuming the pay down occurs on a pro rata basis between the two debt tranches; 3. Adjusted EBITDA is a non-GAAP financial measure; 2021E and 2022E adjusted EBITDA figures shown and used in leverage calculations exclude any incremental public company costs; 4. Assumes no change in debt and cash balances relative to pro forma December 2020 and simply reflects increase in EBITDA

Superior Financial Metrics Lead to a Compelling Discount to Peers (1 / 3) Janus’ financial metrics rival, or in many cases exceed, best-in-class, high-multiple companies Public Company Observations There is no public company exactly like Janus Group of mid-cap industrial companies selected as peers based on business model, financial profile, end-user overlap, and/or geographies that are similar to Janus Categorized into two groups: – A High Growth and High Margin Group: Companies with a 2019A – 2022E revenue growth CAGR at or above the Lower Growth and / or Lower Margin Group average of 2.8% and higher 2021E margins than Janus – B Lower Growth and / or Lower Margin Group: Companies with a 2019A – 2022E revenue growth CAGR below Janus, and/or 2021E margins lower than Janus Observations James Hardie, Trex, AZEK, Simpson, Armstrong, and Kingspan are levered to the broader building and new construction market, but none compete in access control technologies Allegion, ASSA ABLOY, and Fortune Brands all compete in the broad access control market but do not compete with Janus directly in the self-storage market The remaining companies operate as mid-cap, technology-driven industrial manufacturers similar to Janus, but none compete in the access control or self-storage markets Janus vs. Public Companies Revenue 7.7% 6.6% Growth (1) 2.8% 2019A – 2022E CAGR A B Adj. EBITDA 26.6% 26.0% 20.4% Margin (2) 2021E A B Adj. EBITDA 21.0x 19.3x Multiple (2)(3) 17.1x 15.8x 11.9x 10.4x 2021E / 2022E A B 7.7% 9.4% FCF Yield (%) (4)(5) 3.2% 3.9% 4.3% 2.8% 2021E / 2022E A B Source: Janus metrics per management estimates, Company filings, Capital IQ as of November 17, 2020 Notes: 1. Historical financials are as reported 2. Metrics reflect non-GAAP financial measures; Janus EBITDA figures exclude any incremental public company costs; 3. Enterprise value based on fully diluted shares outstanding and excludes pension and post-retirement benefit liabilities; 4. FCF Yield calculated as (CFO – Capex) / Equity Value; 5. Janus FCF Yield figures are pro forma for transaction and post-transaction capital structure

Superior Financial Metrics Lead to a Compelling Discount to Peers (2 / 3) Janus’ financial metrics rival, or in many cases exceed, best-in-class, high-multiple companies 2019A – 2022E Revenue Growth (%) 0% Average: 7.7% Average: 2.8% A High Growth and High Margin Peers .. Lower Growth and / or Lower Margin 15 B 2% Peers . 0% 10 . 6% . 9 4% . 7% 6 8% 6 . 9% 6% . 7% 5 . . 5 . 7% 4 4 7% 3 . . . 6% 1% 2 1 1 . 0% 1 . 6%) 0 (0 . f 2021E EBITDA Margin (%) (1) A High Growth and High Margin Peers Average: 26.6% Average: 20.4% Lower Growth and / or Lower Margin B 4% Peers . 0% 5% . 0% . 4% 0% . . 9% 34 . . 2% 7% 0% . . 30 30 27 . 27 3% 6% 26 24 . . . 4% 1% 24 22 23 . 4% 19 18 . 5% 17 17 14 12 . f Source: Janus metrics per management estimates, Company filings, Capital IQ as of November 17, 2020 38 Note: 1. Metrics reflect non-GAAP financial measures; Janus EBITDA figure excludes any incremental public company costs

Superior Financial Metrics Lead to a Compelling Discount to Peers (3 / 3) Janus’ financial metrics rival, or in many cases exceed, best-in-class, high-multiple companies EV / 2021E EBITDA & EV / 2022E EBITDA (x) (1)(2) 2021E Average: 21.0x 2021E Average: 17.1x A High Growth and High Margin Peers 2022E Average: 19.3x 2022E Average: 15.8x B Lower Growth and / or Lower Margin . 1x 2x Peers . 0x 8x 2x 7x 5x 5x . 9x . . 9x 28 . . . 4x . 24 . 1x . 6x 1x 24 . 9x 22 22 . 4x . 3x 7x 3x 21 22 21 . . 0x 21 20 . . 8x 0x . 6x . 20 . . 4x . 9x 19 4x 8x 18 18 . 9x 9x . 4x 17 . . 17 16 15 15 . . 3x 16 15 13 . 2x . 15 14 11 10 13 12 12 11 12 . 11 f 2021E & 2022E FCF Yield (%) (3) 4% 2021E Average: 2.8% 2021E Average: 3.9% A High Growth and High Margin Peers 7% 9 . 2022E Average: 3.2% 2022E Average: 4.3% B Lower Growth and / or Lower Margin . Peers 7 9% . 1% 5% 4% 2% . 4% 5 . 2% 2% 8% . . 0% 9% . 7% 5 . . 3% . 3% 6% . 4 . 7% 5% . . 4 . 4 5 0% 1% . . 4 8% 2% . 3 4 4 4 7% 7% . . 3 3 4 . 3 6% . 3 . 3 . 3 3 .. 3 4% 5% 2 2 2 2 . 1 . 1 NA NA NA NA (4) f Source: Janus metrics per management estimates, Company filings, Capital IQ as of November 17, 2020 39 Notes: 1. Metrics reflect non-GAAP financial measures; Janus EBITDA figure excludes any incremental public company costs; 2. Enterprise value based on fully diluted shares outstanding and excludes pension and post-retirement benefit liabilities; 3. FCF Yield calculated as (CFO – Capex) / Equity Value; 4. Janus FCF Yield figures are pro forma for transaction and post-transaction capital structure

Why We Believe Janus is a Good Investment #1 Great position in a great industry #1 Proven management team with a long track record driving growth and value creation First mover in smart technology integration into the self-storage and commercial building markets Robust organic sales and margin growth provides path to near-term goal of $1Bn of annual high margin revenue Prudent capital structure, strong free cash flow generation, and M&A optionality Priced right

APPENDIX A Additional Transaction Information

Proposed Transaction Terms USD in Millions, Except per Share Data Transaction Sources & Uses Sources of Funds ($ in MM) JIH Cash Held in Trust $348 Seller Equity Rollover 698 PIPE Proceeds 250 Cash from Balance Sheet 20 Total Sources $1,316 Implied Pro-Forma Valuation Share Price $10.00 Pro Forma Shares Outstanding (1)(4) 136.2 Equity Value $1,362 Plus: Pro Forma Net Debt 568 Enterprise Value $1,930 EV / 2021E Adj. EBITDA ($162MM) (2) 11.9x Net Debt / 2021E Adj. EBITDA ($162MM) (2) 3.5x Uses of Funds ($ in MM) Cash to Seller $493 Seller Equity Rollover 698 Existing Debt Paydown 65 Estimated Transaction Fees & Expenses 60 Total Uses $1,316 Pro-Forma Ownership (3) JIH ~31% (4) Existing Janus Shareholders ~51% PIPE Investors ~18% Source: Management Estimates Notes: 1. Company financials reflect non-GAAP financial measures. Assumes no redemptions by public shareholders in connection with the transaction and doesn’t take into account the interest income in SPAC trust account. Excludes impact of JIH / Clearlake warrants 2. Janus 2021E Adjusted EBITDA projection excludes any incremental public company cost 3. Janus PF ownership assumes Janus shareholders’ equity roll-over equates to $698 million in common shares, PIPE investors own $250 million worth of common shares, JIH public shareholders own $348 million worth of common shares, and JIH founders own $66 million worth of common shares 4. Approximately 5% for JIH founder shares, shown excluding an earn-out on $20MM of founder shares contingent upon achieving share price targets; $4MM at a share price of $11.50 and $16MM at a share price of $12.50

Transaction Timeline Timeline December 2020 First Quarter of 2021 Second Quarter of 2021 Event Transaction Agreement Executed Transaction Announced Form S-4 Proxy Statement / Prospectus Filed with the SEC Mail Final Proxy Statement / Prospectus Materials to Shareholders Record Date for Shareholder Vote Hold Shareholder Vote Close Transaction Post-closing, Janus International will report on US GAAP basis Note: This timeline is for illustrative purposes only. The transaction timeline may be shorter or longer than outlined depending on several factors, including the time required to obtain any required regulatory approvals and the length of the Security and Exchange Commission’s review process for the proxy statement / prospectus

Juniper: Led by Highly Experienced Industrial Operators Roger Fradin Chairman Brian Cook CEO and CFO Former Vice-Chairman of Honeywell; CEO & President at Honeywell Automation and Control Solutions, or ACS (17 Years) Former Global Head of M&A at Honeywell; Vice President of Corporate Development (17 Years) Key Highlights Highly-visible, well-known industrial professionals Experience in sourcing, valuation, negotiation, and execution of transactions Above market growth and returns across a variety of verticals Margin expansion and financial sustainability Track record of identifying attractive industrial platforms Proven ability to recruit and retain outstanding leadership teams 17+ years working together Broad network of relationships within the industrial and investment communities 60+ Years Combined Experience 60+ M&A Transactions $20Bn Capital Deployed $85Bn Shareholder Value Delivered ACS unit at Honeywell was responsible for more than 75% of total M&A deal count Sources: Honeywell Company Filings and Press Releases

Juniper: Experience Creating New Platforms Within Honeywell Juniper has vast experience in identifying and building new platforms Automatic Identification and Data Collection Investment Thesis: Entry point into the productivity / efficiency theme with compelling end-market exposure. Clear avenue for growth through product / channel / geographic expansion to create scaled player to compete with Symbol Technologies 2007: Honeywell acquired Hand Held Products – Provided entry into large and growing identification and data marketplace and expanded pervasive wireless technology 2008: Bolted on Metrologic Instruments shorty thereafter – Data capture software with strong presence in scanning 2011: Acquired EMS Technologies – Enhanced scale and technology in high-growth markets, expanded into global tracking space 2013: Acquired Intermec to build market leading position – Extended position in scanning and mobile computing and printer and voice solutions for wide range of customers 2014: Expanded portfolio with Datamax-O’neil acquisition – Brought Honeywell a strong line of mobile and barcode printing capabilities that paired well with Intermec ~$1.7bn in Sales $0 2007 2014 Source: Public Filings Personal Protection / Safety Investment Thesis: Acquired a global business with further opportunity to roll up industry. High exposure to stable end markets with secular drivers including regulation and social pressures. Additional attractive financial characteristics such as high margins and low capex 2008: Honeywell acquired Norcross Safety Products – Foundational deal leading to a new line of business for Honeywell – Maximized sales potential of product portfolio by expanding the channels in which they are offered 2010: Honeywell acquired Sperian Protection to create a global protection equipment business – Strengthened Honeywell’s position in the protective equipment segment and allows Honeywell to offer a full range of products 2011: Built strong market position through the acquisition of King’s Safetywear – 3rd acquisition in three years in the safety gear section – Further built leadership position in safety products segment worldwide by substantially enhancing market position in safety footwear ~$1.6bn in Sales $0 2008 2011

Juniper: Proven Track Record of Value Creation for Honeywell Shareholders Juniper’s strategic playbook for Honeywell’s ACS segment helped drive significant value for Honeywell’s shareholders Automation and Control Solutions (ACS) Performance Reported Revenue ($Bn) 40.3 25.0 25.9 (1) Honeywell Total Shareholder Return President, Vice President & Security & Fire Chairman CEO, ACS Solutions Honeywell Part of Vice President, Global Honeywell Corporate Head, since 2001 Development M&A 278.8% 72.3% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 HON S&P 500

Clearlake Overview Proven track record of partnering with best-in-class industrial technology businesses and driving value for investors Overview ïƒ~ Clearlake Capital Group, L.P. is a leading investment firm founded in 2006 operating integrated businesses across private equity, credit and other related strategies ïƒ~ Headquartered in Santa Monica, CA with offices in Dallas, TX ïƒ~ With a sector-focused approach, Clearlake partners with world-class management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.®ïƒ~ Clearlake’s industry-focused approach targets opportunities in the industrials, technology, and consumer sectorsïƒ~ Clearlake currently has approximately $25 billion of assets under management and its senior investment professionals have led or co-led over 200 investments Synergistic Approach Across Clearlake’s Target Sectors ïƒ~ Significant experience in technology and software, with numerous relevant investments in the broader industrial transition to technology Technology Industrial Markets Automated Locks / Building Materials & Integrated Solutions Commercial Doors Software and Building Materials Aerial Imagery and Roofing Software / Telematics Transportation & Logistics Select Industrial and Technology Investments O.P.S.® Model Prior SPAC Experience ïƒ~ Robust framework for creating lasting enterprise value ConvergeOne ïƒ~ Acquired by Clearlake in May 2014ïƒ~ Went public via SPAC (Forum Merger), valuing the company at $1.4 billion in Feb 2018

APPENDIX B Additional Company Materials

Janus is Uniquely Positioned Within the Self-Storage Value-Chain Turnkey Approach and Full-Service Solutions Secure Optimal Outcomes for All Value-Chain Participants Janus enables self-storage operators to start operations up to 3 months quicker than competitors Janus’ products install ~2x faster than its competitors, resulting in more completed jobs for installers Customers (Self-Storage Operators) Architects General Installers Contractors Janus produces and assists architects with over 1,000 drawings per year Janus refers well over $100MM of business annually to third party general contractors

Janus Involved Every Step of the Way New construction A Differentiated Platform Providing Speed, Certainty and Control Select General Site Construction and Final Installation and The Result Initial Architectural Design Contractor Component Delivery Testing Independently sourced Independently sourced Components sourced from multiple Installation crew based Disparate providers: architects GC independent suppliers on GC relationships Cost overruns Independently source and Independently source Supplier selection based on GC or Contracts based on Lack of integration: The “Traditional” engage developers / architects and engage a GC with architect’s specifications via specs and availability – Construction delays Approach to produce project designs with varying experience in competitive tender no leeway to deal with Increased chance of varying levels of domain self-storage issues that arise knowledge Disparate vendor base required change orders In-house design experts GC recommended Comprehensive integrated Extensive installation Speed: Faster construction by Janus system network In-house design services with the Certainty: Schedule, cost, ability to leverage extensive 3rd Ensures capabilities of Flexible built-to-order Turnkey installation scope The Janus party architectural network GCs manufacturing and nationwide services delivered via a provides entry to customer’s footprint provides delivery with large network of Control: Ownership of Approach planning process Access to 3rd party speed and certainty partners who are tested, entirety of project, including network and ability to highly skilled, and economics Services optimize economics of supplement and support Vertically aligned to deliver a incentivized by Janus a facility before plans are GC services seamless end-to-end system finalized Janus controls the whole process as opposed to a disparate supply chain with divergent interests

Janus’ R3 Opportunity Driven by a Growing and Aging Installed Base New construction continues to grow in an effort to meet pent up demand. As the market reaches equilibrium, operators will look to R3 projects as the next avenue for profitability and growth Replacement Large installed base of aging facilities from large self-storage construction activity in 1970s and early 1980s Older facilities often operated by non-institutional operators Competitive markets drive the need to maintain modern aesthetics Age of Current Self-Storage Facilities(1) 42% ~60% of the current installed base is over 20 years old 16% 13% 9% 9% 8% 3% <5 6-10 11-15 16-20 21-25 26-30 30 Years Old Remix / Renovations Non-institutional operators’ need to remain competitive with new modern facilities built by institutional operators drives demand Growing trend in the market to re-size storage units (“remix”) to better meet modern customer demand Increased consolidation within the self-storage sector (by the large public REITs) Substantial Non-institutional Base Set to Drive R3 Demand The 1.9bn sq. ft. (2) non-institutional market is Public REITs 30% beginning to engage in R3 investments Market fragmentation creates consolidation opportunities for Other Customers institutional operators, 70% resulting in remix / renovation project opportunities for Janus Sources: Self-Storage Almanac, REIS and management estimates Notes: 1. Based on REIS data comprising a representative universe of 10,745 facilities (~20% of total estimated facility count) 2. Includes Public Storage, Extra Space, CubeSmart, Life Storage, National Storage and U-Haul

Broad and Comprehensive Solution Portfolio Overview (1/2) Product Product Description Example Products Automated overlock that is located inside of storage units to prevent breaking into a unit Electronic Lock Provides additional security and access control to both occupied and vacant units – Nokē Data collection and monetization opportunity Nokē Smart Entry subscription a future growth Data major potential angle 3rd / 4th gen doors are easy to install and are the only doors that are currently ADA compliant Self-Storage Steel swing doors provide an alternative to overhead steel roll-up doors in multi-story self-storage facilities Doors Significant presence of 1st and 2nd gen doors that are going to be replaced Hallway systems designed with durability and easy installation to complement roll-up doors Fully customizable to fit the needs of each customer Hallway Systems Numerous older facilities requiring upgrades Systems Storage Door Door replacement of pre-existing units Enables facilities to renovate without loss of rental income and with assurance of no damage to or theft of tenants’ belongings—Replacement Self Program Systematized program that includes video recording and active security guard monitoring R3 Reconfiguration of larger units into multiple smaller units to maximize rentable units Remix / Redevelopment of existing locations to high-end facilities Renovation Provides consulting services to assist operators in determining optimal mix of facility Industry-leading installation services Installation Comprehensive offering of additional options, including vision panels, insulation, repair kits, and automated door operators Janus typically does 75%+ of the installations for self-storage projects (excluding commercial) Developing Area Since Recent Acquisition

Broad and Comprehensive Solution Portfolio Overview (2/2) Product Product Description Example Products Mezzanine Systems Mezzanine systems create additional space vertically and are designed to provide operators with flexibility to customize facility mix Movable Additional Storage Structures “MASS” allow customers to add storage units without costly or unattainable Relocatable Storage construction processes Systems Solutions Roofing designed to prevent leakage and building “sweating” Premium Series: High land costs, limited land availability, and land configuration have driven the growing trend in multi-story self-storage Storage buildings Multi-Story— Multi-story self-storage buildings are a more efficient use of space, as the increase in revenue from more rentable Self square footage outweighs the additional construction costs Other Solutions Facility design services, project management / general contracting (for select customers / projects), and technical & warranty services Heavier gauge steel, more durable, and more expensive than roll-up sheet and sectional doors Rolling Steel Doors Used in facilities such as warehouses, particularly in heavy industrial applications (ability to trap hot/cool air inside the Solutions facility) Lighter gauge steel, less durable, and less expensive than rolling steel doors Roll-Up Sheet Doors Used in pre-engineered buildings and for applications where insulation is less important Commercial Wide range of color options available Developing Area Since Recent Acquisition

Janus EBITDA Reconciliation Commentary Summary of Key Adjustments 1 $ in MM, unless otherwise stated Quarterly management fee paid to unitholders FY19A FY18A FY17A 2 Transaction expenses associated with recent acquisitions Net Income $34.3 $7.6 $59.5 3 Costs associated with dividend recapitalization transaction Interest Expense 42.6 34.5 16.4 Tax Expense / (Benefit) (1) (0.0) 1.8 (0.6) 4 Consists of other non-recurring items such as professional Depreciation and Amortization 41.1 63.7 10.5 services and other one-time expenses EBITDA 117.9 107.6 85.9 5 Premium to opportunistically refinance and retire debt 1 Management Fee 7.4 6.1 1.4 6 One-time expenses associated with the Nokē Smart Entry 2 Acquisition Expense 1.5 0.0 0.2 product launch 3 Dividend Recapitalization 0.0 0.0 16.9 4 Non-Recurring Other 6.0 10.7 4.5 5 Loss on Extinguishment of Debt 4.0 0.0 0.0 6 Nokē Software and Startup 3.5 0.0 0.0 Adjusted EBITDA 140.3 124.4 108.8 Adj. EBITDA Margin (2) 25% 26% 28% Notes: 1. Janus is currently registered as an LLC (pass-through tax entity) 2. 2019A revenue of $565MM, 2018A revenue of $485MM and 2017A revenue of $386MM

Janus INTERNATIONAL GROUP